UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2015

Item 1. Reports to Stockholders.

Annual Report 8/31/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Developing Markets Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Index
1-Year	-25.84%	-30.10%	-22.95%
5-Year	1.13	-0.06	-0.92
10-Year	7.80	7.16	5.53

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual's investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2        OPPENHEIMER DEVELOPING MARKETS FUND

Fund Performance Discussion

During a volatile time for emerging market equities the Fund’s Class A shares (without sales charge) returned -25.8% during the one-year reporting period ended August 31, 2015. On a relative basis, the Fund underperformed the MSCI Emerging Markets Index (the “Index”), which returned -22.9%. A large portion of the performance challenges for the Fund this year has been related to the overall market, which was negatively impacted by a slowdown in China, challenging economic environment in Brazil, the fall in commodity prices, global growth concerns and a potential increase in U.S. interest rates. Relative to the Index, the Fund’s underperformance during this reporting period stemmed primarily from stock selection in China, Brazil and Colombia, as well as non-benchmark holdings, including companies listed in the U.K. From the sector perspective, consumer staples and consumer discretionary holdings detracted most from the Fund’s performance during the reporting period.

The underperformance of the Fund during this one-year reporting period, while disappointing, should not detract from the Fund’s strong track record over the longer term. The Fund’s Class A shares (without sales charge) returned 1.1% and 7.8% for the five-year and ten-year periods ended August 31, 2015, respectively. During the same periods, the Index returned -0.9% and 5.5%, respectively.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER DEVELOPING MARKETS FUND

MARKET OVERVIEW

The reporting period was a difficult one for emerging markets. Market sentiment was negative throughout the reporting period, as investor concerns re-emerged regarding slow global growth and the potential for tighter liquidity if the U.S. normalizes interest rates. Currencies were a significant contributor to emerging markets equity losses in U.S. dollar terms. Currencies of resource exporters were particularly hard hit (Brazil real slid 38%, Russian ruble was down 42% and Colombian peso fell 37%) but few emerging markets currencies were spared. Indeed, despite the much touted ‘devaluation’ of the Chinese renminbi (the “RMB”) (-2%), it is notable that the RMB has been both among the strongest currencies on the planet both over the reporting period (down 4%) and over the past 5 years (up 7% in U.S. dollar terms). Although emerging markets equities rebounded briefly during the first quarter, they have slipped considerably since April given renewed concerns about global growth slippage, China’s macro deceleration and exceptional weakness in commodity prices and countries.

FUND REVIEW

India was an unconventional bastion of stability in the emerging market equity world, a result of significant improvements in the country’s balance of payments (big beneficiary of lower energy prices) and relative economic growth resilience. Top performing holdings for the Fund included three Indian holdings during the reporting period: Infosys Ltd., Dr. Reddy’s Laboratories

Ltd. and Zee Entertainment Enterprises Ltd. Infosys is a leading information technology service company that has demonstrated signs of significant improvements under new leadership and is a clear beneficiary of massive corporate technology shifts toward social, digital and cloud offerings. Dr. Reddy’s Laboratories is a global generics pharmaceutical company with a strong presence in the U.S., India, and Russia/Commonwealth of Independent States (CIS) markets. We believe the company is well positioned to continue to grow sales and earnings over the long-term due to its solid pipeline with a focus on complex injectables, biosimilars and proprietary products, as well as its global partnerships. Zee Entertainment is a leading media and entertainment company that produces content in Hindi and several other languages. Zee Entertainment is the most significant beneficiary of digitization of India’s television, which improves measurability of audiences and hence subscription monetization. Additionally, India has enormous potential for structural growth in advertising.

Top detractors from performance this reporting period included Petroleo Brasileiro SA, Glencore plc and Yandex NV. Petroleo Brasileiro — or “Petrobras” — is a Brazilian oil exploration and production company. Its share price has been very negatively affected by the fall in world oil prices and negative company specific news related to an alleged corruption scandal. We were initially optimistic about the enormous growth

4        OPPENHEIMER DEVELOPING MARKETS FUND

potential of the firm’s offshore reserve base and relative cost competitiveness of these resources. However, we exited the position following the significant decline in oil prices and increasing balance sheet strains associated with the company’s massive capital investment program. We were also disappointed, like most, with the unparalleled level of corporate governance and corruption allegations. Glencore is a natural resource company that was negatively impacted by declining commodity prices, which reduced the company’s profitability and put pressure on its balance sheet, sending the stock price down 58% during the period. Yandex is the leading Internet search engine in Russia. The company continues to show topline growth in local currency terms, but has suffered from the macroeconomic slowdown in Russia as well as the sharp depreciation of the Russian ruble during the reporting period.

STRATEGY & OUTLOOK

The downturn in emerging market equities (particularly in U.S. dollar terms), is a source of concern. While the macro climate is clearly adverse, markets seem structurally oversold. Heuristic thinking about China, the emerging markets and commodities lacks nuance, presenting medium term opportunities. Currently, “Three Cs”- China, Commodities and Credit – dominate the narrative. However, there are few signs of any widespread or pandemic macro crises in emerging markets. In our view, prices are attractive, particularly for U.S. dollar investors, and the structural opportunities are visibly exciting.

The emerging markets world is big and diverse. It accounts for nearly 90% of the world’s population and 40% of the world’s output, in nominal terms. The developing world will continue to contribute in a disproportionate fashion to global growth. In fact, China and India alone contribute nearly 30% of the world’s incremental growth. China is perhaps the most deeply misunderstood, where nuance matters most. China is an $11 trillion economy, which we believe can continue to grow 5-6% compounded over the next few years, which of course implies that it will be the largest single contributor (ahead of even the United States) to worldwide growth for many years. The developing world continues to produce profitable, innovative and growing companies. For these reasons, we believe to avoid the emerging markets would be to lose exposure to some of the fastest growing opportunities in the world.

For long-term investors, we believe it’s time to step back and ignore the noise. The Fund has struggled in the current environment and underperformed in the past 12 months. While this is disappointing, it does not change our strategy or investment philosophy. We maintain our focus on long-term investing. Nearly 50% of the Fund’s current holdings have been in the portfolio since Justin Leverenz became a portfolio manager more than eight years ago. We continue to invest in rare, extraordinary companies that have massive competitive advantages and interesting real options. These options generally manifest themselves over many

5        OPPENHEIMER DEVELOPING MARKETS FUND

years. Extraordinary companies often emerge from difficult periods with even greater competitive advantages. This is because great companies tend to have the cash flow and balance sheet flexibility to invest during tough times. We remain focused on big ideas and large disruptive opportunities. We believe this focus allows us to generate strong returns for investors over the long term, particularly when investors take the opportunity to invest at very compelling prices.

INVESTMENT TEAM UPDATE

Despite the turmoil in emerging markets equities, 2015 has been a particularly fruitful year for the emerging markets equity team at OppenheimerFunds. We have deliberately spent the year improving analytic processes, team collaboration, technology and operations. The team has improved analyst accountability and transparency of work flows, sharing of ideas and analyst priorities and promoted greater collaboration and coordination across the group. Justin Leverenz also promoted John Paul Lech as head of research and co-portfolio manager of Oppenheimer Developing Markets Fund on September 9, 2015. John Paul will be responsible for building on these initiatives and improving research processes, collaboration and velocity. In addition, we added Jacqueline Zhang as an analyst on Developing Markets Fund on September 28, following an offer extended more than a year ago.

The team has also begun to optimize better collaboration between Oppenheimer Developing Markets Fund and the recently launched Oppenheimer Emerging Markets Innovators Fund. This has clearly resulted in a significant advantage for the new fund that invests in smaller and mid-cap emerging markets companies.

The core strategy and approach to investing in the developing world is unbending. We remain bottom up investors in extraordinary companies with long tailed, durable growth tailwinds and meaningful advantage.

Justin Leverenz, CFA Portfolio Manager

6        OPPENHEIMER DEVELOPING MARKETS FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Housing Development Finance Corp. Ltd.	3.7%
Tencent Holdings Ltd.	3.4
Magnit PJSC	3.4
Infosys Ltd.	3.0
Alibaba Group Holding Ltd., Sponsored ADR	2.6
NOVATEK OAO, Sponsored GDR	2.4
Baidu, Inc., Sponsored ADR	2.2
JD.com, Inc., ADR	2.0
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9
Ctrip.com International Ltd., ADR	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

China	20.5%
India	16.5
Hong Kong	7.1
Brazil	7.1
Russia	6.9
Mexico	6.7
United States	6.2
France	2.7
Philippines	2.7
Colombia	2.7

Portfolio holdings and allocation are subject to change. Percentages are as of August 31, 2015, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2015, and are based on the total market value of investments.

7        OPPENHEIMER DEVELOPING MARKETS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/15

	Inception Date	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	-25.84%	1.13%	7.80%
Class B (ODVBX)	11/18/96	-26.40%	0.31%	7.30%
Class C (ODVCX)	11/18/96	-26.39%	0.42%	7.03%
Class I (ODVIX)	12/29/11	-25.50%	2.01% *	N/A
Class R (ODVNX)	3/1/01	-26.03%	0.81%	7.42%
Class Y (ODVYX)	9/7/05	-25.66%	1.44%	7.80% *
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/15
	Inception Date	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	-30.10%	-0.06%	7.16%
Class B (ODVBX)	11/18/96	-30.02%	-0.08%	7.30%
Class C (ODVCX)	11/18/96	-27.11%	0.42%	7.03%
Class I (ODVIX)	12/29/11	-25.50%	2.01% *	N/A
Class R (ODVNX)	3/1/01	-26.03%	0.81%	7.42%
Class Y (ODVYX)	9/7/05	-25.66%	1.44%	7.80% *

*Shows performance since inception

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Index, which is designed to measure equity market performance of emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees,

8        OPPENHEIMER DEVELOPING MARKETS FUND

expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance, and does not predict or depict performance of the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund's investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER DEVELOPING MARKETS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER DEVELOPING MARKETS FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	March 1, 2015	August 31, 2015	August 31, 2015
Class A	$1,000.00	$839.20	$6.09
Class B	1,000.00	836.20	9.59
Class C	1,000.00	836.30	9.59
Class I	1,000.00	841.20	4.09
Class R	1,000.00	838.10	7.26
Class Y	1,000.00	840.30	4.98

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.60	6.69
Class B	1,000.00	1,014.82	10.52
Class C	1,000.00	1,014.82	10.52
Class I	1,000.00	1,020.77	4.49
Class R	1,000.00	1,017.34	7.96
Class Y	1,000.00	1,019.81	5.46

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2015 are as follows:

Class	Expense Ratios
Class A	1.31%
Class B	2.06
Class C	2.06
Class I	0.88
Class R	1.56
Class Y	1.07

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS August 31, 2015

	Shares	Value
Common Stocks—91.9%
Consumer Discretionary—20.6%
Automobiles—1.3%
Astra
International Tbk
PT	948,316,800	$399,152,722

Diversified Consumer Services—2.3%
Estacio
Participacoes SA1	42,037,850	144,544,411
Kroton
Educacional SA1	115,616,536	276,715,849
New Oriental
Education &
Technology
Group, Inc.,
Sponsored ADR[1,2]	14,908,372	305,472,542
		726,732,802

Hotels, Restaurants & Leisure—5.5%
China Lodging
Group Ltd., ADR[2]	1,136,568	29,152,969
Galaxy
Entertainment
Group Ltd.	49,937,000	159,450,022
Genting Bhd[1]	219,961,100	357,647,950
Genting Malaysia
Bhd	118,532,400	111,470,099
Genting
Singapore plc	16,174,000	8,771,625
Homeinns Hotel
Group, ADR[1,2]	6,717,713	178,691,166
Jollibee Foods
Corp.	46,318,793	189,633,446
Las Vegas Sands
Corp.	6,437,550	297,607,937
Melco Crown
Entertainment
Ltd., ADR	21,482,304	378,518,197
		1,710,943,411

Household Durables—0.2%
Cyrela Brazil
Realty SA
Empreendimentos e Participacoes[1]	30,690,700	71,085,404

Internet & Catalog Retail—4.3%
B2W Cia Digital[2]	12,146,804	52,249,360
Ctrip.com
International
Ltd., ADR[1,2]	7,900,702	525,001,648
JD.com, Inc.,
ADR[2]	24,066,134	622,831,548

	Shares	Value
Internet & Catalog Retail (Continued)
Qunar Cayman
Islands Ltd.,
ADR[1,2]	4,232,159	$137,545,167
		1,337,627,723

Media—2.7%
Grupo Televisa
SAB, Sponsored
ADR	13,762,456	420,580,655
Zee
Entertainment
Enterprises Ltd.[1]	77,074,068	444,577,952
		865,158,607

Textiles, Apparel & Luxury Goods—4.3%
Cie Financiere
Richemont SA	2,377,521	176,997,440
Kering	1,683,361	287,240,907
LVMH Moet
Hennessy Louis
Vuitton SE	2,212,409	367,954,246
Prada SpA	126,303,810	511,131,093
		1,343,323,686

Consumer Staples—11.1%
Beverages—3.7%
Anadolu Efes
Biracilik Ve Malt
Sanayii AS	22,438,068	167,188,818
Fomento
Economico
Mexicano SAB de
CV	39,672,290	353,370,753
Nigerian
Breweries plc	227,681,258	138,338,715
Pernod Ricard SA	1,627,900	170,564,300
SABMiller plc	5,075,524	235,641,117
Tsingtao Brewery
Co. Ltd., Cl. H	20,744,000	101,671,582
		1,166,775,285

Food & Staples Retailing—5.6%
Almacenes Exito
SA1	15,671,455	86,088,854
Almacenes Exito
SA, GDR[1,3]	11,250,373	58,915,953
BIM Birlesik
Magazalar AS	9,494,158	164,483,468
Casino Guichard
Perrachon SA	491,630	31,001,827
CP ALL PCL	141,909,100	201,285,138
Magnit PJSC[1,2]	5,689,221	1,046,379,595

12        OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value
Food & Staples Retailing (Continued)
Sumber Alfaria
Trijaya Tbk PT	1,399,700	$57,623
Wal-Mart de
Mexico SAB de
CV	60,721,653	146,463,924
		1,734,676,382

Food Products—1.7%
Tingyi Cayman
Islands Holding
Corp.	199,610,000	307,295,552
Want Want
China Holdings
Ltd.	274,506,000	220,721,412
		528,016,964

Personal Products—0.1%
Natura
Cosmeticos SA	6,366,700	41,588,552

Energy—3.1%
Energy Equipment & Services—0.7%
China Oilfield
Services Ltd., Cl.
H	71,910,000	76,704,974
Tenaris SA, ADR	5,317,141	141,701,808
		218,406,782

Oil, Gas & Consumable Fuels—2.4%
NOVATEK OAO,
Sponsored GDR	7,951,184	755,488,721

Financials—23.0%
Commercial Banks—6.6%
Bancolombia SA,
Sponsored ADR	3,412,671	117,737,149
Commercial
International
Bank Egypt SAE	28,529,090	180,391,600
Grupo Aval
Acciones y
Valores SA, ADR	34,430,533	265,115,104
Grupo Financiero
Banorte SAB de
CV, Cl. O	100,394,089	480,586,509
Grupo Financiero
Inbursa SAB de
CV, Cl. O	145,629,981	307,598,691
Guaranty Trust
Bank plc	813,506,865	93,557,658
ICICI Bank Ltd.,
Sponsored ADR	49,163,030	428,701,622

	Shares	Value
Commercial Banks (Continued)
Kotak Mahindra
Bank Ltd.	9,445,368	$92,220,114
Zenith Bank plc	1,278,261,810	97,484,416
		2,063,392,863

Diversified Financial Services—3.6%
BM&FBovespa
SA-Bolsa de
Valores
Mercadorias e
Futuros[1]	111,087,648	330,201,383
Grupo de
Inversiones
Suramericana SA	17,689,539	204,426,349
Haci Omer
Sabanci Holding
AS	87,171,296	260,203,728
Hong Kong
Exchanges &
Clearing Ltd.	14,043,325	328,822,413
		1,123,653,873

Insurance—5.9%
AIA Group Ltd.	94,044,200	517,455,711
China Life
Insurance Co.
Ltd., Cl. H	77,141,000	263,525,204
China Pacific
Insurance Group
Co. Ltd., Cl. H	72,735,000	263,974,212
Old Mutual plc	140,736,241	420,869,144
People’s
Insurance Co.
Group of China
Ltd. (The), Cl. H	155,464,000	73,588,480
PICC Property &
Casualty Co.
Ltd., Cl. H	89,874,000	169,787,068
Sul America SA1	27,427,333	132,347,574
		1,841,547,393

Real Estate Management & Development—3.2%
Global Logistic
Properties Ltd.	81,100,000	127,616,932
Hang Lung
Group Ltd.	39,349,750	151,908,308
Hang Lung
Properties Ltd.	156,912,881	354,222,166
SM Prime
Holdings, Inc.	732,394,672	303,135,272

13        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Real Estate Management & Development
(Continued)
SOHO China Ltd.	182,160,000	$77,862,767
		1,014,745,445

Thrifts & Mortgage Finance—3.7%
Housing
Development
Finance Corp.
Ltd.	64,824,142	1,152,741,500

Health Care—6.0%
Health Care Providers & Services—2.3%
Apollo Hospitals
Enterprise Ltd.[1]	12,086,295	242,176,073
Diagnosticos da
America SA1	27,003,700	72,299,761
Sinopharm Group
Co. Ltd., Cl. H1	111,316,000	421,386,800
		735,862,634

Life Sciences Tools & Services—0.4%
Divi’s
Laboratories Ltd.	772,105	27,622,935
WuXi
PharmaTech
Cayman, Inc.,
ADR[2]	2,327,133	98,344,640
		125,967,575

Pharmaceuticals—3.3%
Cipla Ltd.	15,432,241	158,308,592
Dr. Reddy’s
Laboratories Ltd.	7,255,073	470,318,884
Glenmark
Pharmaceuticals
Ltd.[2]	6,882,421	117,218,575
Lupin Ltd.	2,486,892	71,390,593
Sun
Pharmaceutical
Industries Ltd.	15,105,114	200,805,370
		1,018,042,014

Industrials—5.6%
Aerospace & Defense—1.1%
Embraer SA,
Sponsored ADR[1]	13,662,162	345,379,455

Construction & Engineering—0.1%
Larsen & Toubro
Ltd.[2]	1,458,706	35,116,023

Industrial Conglomerates—2.2%
Jardine Strategic
Holdings Ltd.	11,800,443	336,273,071

	Shares	Value
Industrial Conglomerates (Continued)
SM Investments
Corp.	18,506,926	$345,264,117
		681,537,188

Transportation Infrastructure—2.2%
Airports of
Thailand PCL	9,942,700	76,373,709
DP World Ltd.	21,344,136	475,785,743
Grupo
Aeroportuario del
Sureste SAB de
CV, Cl. B	8,530,765	124,328,008
		676,487,460

Information Technology—17.4%
Internet Software & Services—10.6%
Alibaba Group
Holding Ltd.,
Sponsored ADR[2]	12,455,200	823,537,824
Baidu, Inc.,
Sponsored ADR[2]	4,548,144	669,714,204
MercadoLibre,
Inc.[1]	2,669,702	293,800,705
NAVER Corp.	754,371	314,740,570
Tencent Holdings
Ltd.	61,756,110	1,049,697,290
Yandex NV, Cl.
A2	12,219,201	149,074,252
		3,300,564,845

IT Services—4.3%
Infosys Ltd.	55,953,979	932,106,105
Tata Consultancy
Services Ltd.	10,977,181	424,639,945
		1,356,746,050

Semiconductors & Semiconductor Equipment— 2.5%
MediaTek, Inc.	24,378,000	188,055,448
Taiwan
Semiconductor
Manufacturing
Co. Ltd.	150,995,429	592,606,209
		780,661,657

Materials—3.3%
Chemicals—0.2%
Asian Paints Ltd.	4,610,800	58,631,742

Construction Materials—1.7%
Ambuja Cements
Ltd.	39,518,628	122,887,086

14        OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value
Construction Materials (Continued)
Indocement
Tunggal Prakarsa
Tbk PT	102,713,200	$143,520,294
Semen Indonesia
Persero Tbk PT	159,847,300	105,272,170
Ultratech Cement
Ltd.	3,881,542	167,984,923
		539,664,473

Metals & Mining—1.4%
Alrosa PAO[2]	211,056,317	205,081,735
First Quantum
Minerals Ltd.	13,412,004	69,934,894
Glencore plc	73,873,319	167,146,698
		442,163,327

Telecommunication Services—1.8%
Wireless Telecommunication Services—1.8%
America Movil
SAB de CV, Cl. L,
ADR	14,034,449	256,830,417
MTN Group Ltd.	23,083,043	308,427,104
		565,257,521
Total Common Stocks
(Cost $28,037,239,058)		28,757,140,079

Preferred Stocks—2.8%
Banco
Davivienda SA,
Preference	12,909,328	100,752,432
Cia Brasileira de
Distribuicao,
Preference	17,379,600	304,304,137

	Shares	Value
Preferred Stocks (Continued)
Lojas Americanas
SA, Preference[1]	98,405,500	$442,284,105
Zee
Entertainment
Enterprises Ltd.,
6% Cum. Non-
Cv.[1]	1,895,913,054	25,383,417
Total Preferred Stocks
(Cost $1,090,712,183)		872,724,091

	Units
Rights, Warrants and Certificates—0.0%
Genting Bhd
Wts., Strike Price
7.96MYR, Exp.
12/18/18[1,2] (Cost
$22,944,872)	36,522,500	5,174,021

	Shares
Investment Companies—5.3%
OFI Global China
Fund, LLC, China
A Series[1,2]	20,020,250	225,428,015
Oppenheimer
Institutional
Money Market
Fund, Cl. E,
0.17%[1,4]	1,432,448,652	1,432,448,652
Total Investment Companies
(Cost $1,632,680,299)		1,657,876,667
Total Investments, at Value
(Cost $30,783,576,412)	100.0%	31,292,914,858
Net Other Assets
(Liabilities)	(0.0)	(2,021,916)

Net Assets	100.0%	$31,290,892,942

Footnotes to Statement of Investments

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

MYR Malaysian Ringgit

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units August 29, 2014[a]	Gross Additions	Gross Reductions	Shares/Units August 31, 2015
Almacenes Exito SA	12,282,111	3,389,344	—	15,671,455
Almacenes Exito SA, GDR	11,250,373	—	—	11,250,373
Apollo Hospitals Enterprise Ltd.	11,678,894	407,401	—	12,086,295
B2W Cia Digital[b]	13,741,532	2,361,300	3,956,028	12,146,804

15        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Shares/Units August 29, 2014[a]	Gross Additions	Gross Reductions	Shares/Units August 31, 2015
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros (formerly BM&FBovespa SA)	144,771,198	6,087,600	39,771,150	111,087,648
China Oilfield Services Ltd., Cl. Hb	78,612,000	30,652,000	37,354,000	71,910,000
Cia Brasileira de Distribuicao, Preference[b]	—	17,379,600	—	17,379,600
Ctrip.com International Ltd., ADR	3,431,175	7,900,702	3,431,175	7,900,702
Cyrela Brazil Realty SA Empreendimentos e Participacoes	34,568,300	—	3,877,600	30,690,700
Diagnosticos da America SA	27,003,700	—	—	27,003,700
Embraer SA, ADR	9,592,082	4,070,080	—	13,662,162
Estacio Participacoes SA	33,258,250	19,421,700	10,642,100	42,037,850
Genel Energy PLC	13,112,988	1,624,464	14,737,452	—
Genting Bhd	157,365,600	62,595,500	—	219,961,100
Genting Bhd Wts.	36,522,500	—	—	36,522,500
Homeinns Hotel Group, ADR	6,468,725	248,988	—	6,717,713
Kroton Educacional SA	15,322,067	123,039,124[c]	22,744,655	115,616,536
Lojas Americanas SA, Preference	93,094,600	5,310,900	—	98,405,500
Magnit OJSC	4,081,317	1,657,394	49,490	5,689,221
MercadoLibre, Inc.	4,728,681	—	2,058,979	2,669,702
Mindray Medical INTL LTD	5,767,314	—	5,767,314	—
Natura Cosmeticos SA/ BRL[b]	23,391,700	2,545,800	19,570,800	6,366,700
New Oriental Education & Technology Group, Inc., Sponsored ADR	17,676,762	873,097	3,641,487	14,908,372
OFI Global China Fund, LLC, China A Series	—	20,020,250	—	20,020,250
Oppenheimer Institutional Money Market Fund, Cl. E	2,678,303,651	5,589,849,663	6,835,704,662	1,432,448,652
Qunar Cayman Islands Ltd., ADR	—	7,607,416	3,375,257	4,232,159
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	174,240,000	—	174,240,000	—
Sinopharm Group Co. Ltd., Cl. H	93,383,600	30,598,800	12,666,400	111,316,000
Soho China LTD[b]	279,218,500	—	97,058,500	182,160,000
Sul America SA	27,659,033	—	231,700	27,427,333
Tullow Oil plc	46,902,566	9,952,412[c]	56,854,978	—
Zee Entertainment Enterprises Ltd.	82,290,959	8,357,493	13,574,384	77,074,068
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	1,895,913,054	—	—	1,895,913,054

	Value	Income	Realized Gain (Loss)
Almacenes Exito SA	$86,088,854	$3,248,877	$—
Almacenes Exito SA, GDR	58,915,953	2,393,056	—
Apollo Hospitals Enterprise Ltd.	242,176,073	1,085,624	—
B2W Cia Digital[b]	— [d]	—	(21,127,489)
BM&F Bovespa SA-Bolsa de Valores Mercadorias e Futuros (formerly BM&FBovespa SA)	330,201,383	16,690,987	(119,825,373)
China Oilfield Services Ltd., Cl. Hb	— [d]	5,076,419	(14,395,565)
Cia Brasileira de Distribuicao, Preference[b]	— [d]	3,830,158	—
Ctrip.com International Ltd., ADR	525,001,648	—	90,081,481

16        OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)
Cyrela Brazil Realty SA Empreendimentos e Participacoes	$71,085,404	$4,889,825	$(14,910,211)
Diagnosticos da America SA	72,299,761	571,553	—
Embraer SA, Sponsored ADR	345,379,455	4,612,543	—
Estacio Participacoes SA	144,544,411	4,797,581	49,879,378
Genel Energy plc	—	—	(104,547,456)
Genting Bhd	357,647,950	2,255,538	—
Genting Bhd Wts.	5,174,021	—	—
Homeinns Hotel Group, ADR	178,691,166	—	—
Kroton Educacional SA	276,715,849	2,731,397	79,793,904
Lojas Americanas SA, Preference	442,284,105	3,127,572	—
Magnit PJSC	1,046,379,595	28,112,659	(2,683,255)
MercadoLibre, Inc.	293,800,705	1,831,207	78,183,057
Mindray Medical International Ltd., ADR	—	—	(29,902,737)
Natura Cosmeticos SAb	— [d]	8,101,621	(115,885,646)
New Oriental Education & Technology Group, Inc., Sponsored ADR	305,472,542	—	(4,783,408)
OFI Global China Fund, LLC, China A Series	225,428,015	—	—
Oppenheimer Institutional Money Market Fund, Cl. E	1,432,448,652	2,154,617	—
Qunar Cayman Islands Ltd., ADR	137,545,167	—	25,845,602
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	—	595,621	(20,511,313)
Sinopharm Group Co. Ltd., Cl. H	421,386,800	4,673,670	5,400,317
SOHO China LTD [b]	— [d]	9,316,067	(13,936,598)
Sul America SA	132,347,574	4,428,653	(915,742)
Tullow Oil plc	—	—	(592,877,403)
Zee Entertainment Enterprises Ltd.	444,577,952	2,733,123	37,658,923
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	25,383,417	1,815,574	—

Total	$7,600,976,452	$119,073,942	$(689,459,534)

    a. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

    b. No longer an affiliate at period end.

    c. All or a portion are the result of a corporate action.

    d. The security is no longer an affiliate; therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $58,915,953 or 0.19% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
China	$6,416,507,051	20.5%
India	5,172,831,451	16.5
Hong Kong	2,226,649,888	7.1
Brazil	2,212,999,991	7.1
Russia	2,156,024,303	6.9

17        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Mexico	$2,089,758,956	6.7%
United States	1,955,484,603	6.2
France	856,761,279	2.7
Philippines	838,032,835	2.7
Colombia	833,035,843	2.7
Taiwan	780,661,657	2.5
United Kingdom	656,510,260	2.1
Indonesia	648,002,808	2.1
Turkey	591,876,013	1.9
Italy	511,131,093	1.6
United Arab Emirates	475,785,743	1.5
Malaysia	474,292,069	1.5
Switzerland	344,144,138	1.1
Nigeria	329,380,789	1.1
South Korea	314,740,570	1.0
South Africa	308,427,104	1.0
Argentina	293,800,705	0.9
Thailand	277,658,848	0.9
Egypt	180,391,600	0.6
Luxembourg	141,701,808	0.5
Singapore	136,388,558	0.4
Canada	69,934,895	0.2

Total	$31,292,914,858	100.0%

See accompanying Notes to Financial Statements.

18        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $22,817,947,747)	$ 23,691,938,406
Affiliated companies (cost $7,965,628,665)	7,600,976,452

31,292,914,858
Cash	65,538,524
Cash—foreign currencies (cost $42,174,228)	41,149,723
Receivables and other assets:
Investments sold	71,865,026
Shares of beneficial interest sold	47,822,545
Dividends	35,473,333
Other	1,360,255

Total assets	31,556,124,264
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	133,849,125
Investments purchased	102,185,164
Foreign capital gains tax	19,904,845
Distribution and service plan fees	2,239,790
Trustees’ compensation	1,743,716
Shareholder communications	70,620
Other	5,238,062

Total liabilities	265,231,322
Net Assets	$ 31,290,892,942

Composition of Net Assets
Paid-in capital	$ 32,549,682,906
Accumulated net investment income	133,799,779
Accumulated net realized loss on investments and foreign currency transactions	(1,880,491,781)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	487,902,038

Net Assets	$ 31,290,892,942

19        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $7,679,025,667 and 255,418,892 shares of beneficial interest outstanding)	$30.06

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$31.89

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $83,559,016 and 2,877,045 shares of beneficial interest outstanding)	$29.04

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,311,171,376 and 46,252,190 shares of beneficial interest outstanding)	$28.35

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $6,201,063,724 and 208,319,948 shares of beneficial interest outstanding)	$29.77

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $657,581,374 and 22,765,642 shares of beneficial interest outstanding)	$28.88

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $15,358,491,785 and 516,683,047 shares of beneficial interest outstanding)	$29.73

See accompanying Notes to Financial Statements.

20        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2015

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $59,592,567)	$583,516,135
Affiliated companies (net of foreign withholding taxes of $6,958,827)	119,073,942
Portfolio lending fees	5,294,149
Interest	1,173
Total investment income	707,885,399
Expenses
Management fees	304,590,732
Distribution and service plan fees:
Class A	25,470,510
Class B	1,205,184
Class C	17,808,974
Class R	4,150,728
Transfer and shareholder servicing agent fees:
Class A	22,631,710
Class B	265,444
Class C	3,920,899
Class I	2,082,912
Class R	1,828,311
Class Y	42,964,213
Shareholder communications:
Class A	92,331
Class B	3,243
Class C	18,395
Class I	10,465
Class R	3,411
Class Y	145,344
Custodian fees and expenses	22,107,013
Trustees’ compensation	607,242
Borrowing fees	64,888
Other	5,386,348
Total expenses	455,358,297
Less reduction to custodian expenses	(23,996)
Less waivers and reimbursements of expenses	(1,904,584)
Net expenses	453,429,717
Net Investment Income	254,455,682

21        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Loss
Net realized loss on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $3,939,297)	$(1,143,195,728)
Affiliated companies	(689,459,534)
Foreign currency transactions	(15,225,091)

Net realized loss	(1,847,880,353)
Net change in unrealized appreciation/depreciation on:
Investments	(7,727,764,088)
Translation of assets and liabilities denominated in foreign currencies	(2,043,271,849)

Net change in unrealized appreciation/depreciation	(9,771,035,937)
Net Decrease in Net Assets Resulting from Operations	$(11,364,460,608)

See accompanying Notes to Financial Statements.

22        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 29, 2014[1]
Operations
Net investment income	$254,455,682	$203,081,835
Net realized gain (loss)	(1,847,880,353)	1,306,596,312
Net change in unrealized appreciation/depreciation	(9,771,035,937)	6,336,848,672

Net increase (decrease) in net assets resulting from operations	(11,364,460,608)	7,846,526,819
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(29,843,512)	(13,234,494)
Class B	—	—
Class C	—	—
Class I	(55,106,788)	(16,436,167)
Class R2	(922,751)	—
Class Y	(122,099,117)	(80,830,331)

	(207,972,168)	(110,500,992)
Distributions from net realized gain:
Class A	(174,988,969)	(65,134,075)
Class B	(2,155,550)	(799,843)
Class C	(32,263,186)	(11,300,209)
Class I	(110,292,826)	(13,834,591)
Class R2	(14,384,024)	(4,593,518)
Class Y	(326,400,898)	(88,605,506)

	(660,485,453)	(184,267,742)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,756,774,548)	(2,316,362,156)
Class B	(33,207,152)	(31,217,391)
Class C	(323,504,660)	(330,154,289)
Class I	960,273,360	4,315,820,141
Class R2	(57,695,825)	(61,633,667)
Class Y	(76,996,040)	2,101,612,738

	(1,287,904,865)	3,678,065,376
Net Assets
Total increase (decrease)	(13,520,823,094)	11,229,823,461
Beginning of period	44,811,716,036	33,581,892,575

End of period (including accumulated net investment income of $133,799,779 and $109,957,866, respectively)	$31,290,892,942	$44,811,716,036

1. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2015		Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$41.30		$33.94	$32.25	$33.15	$29.83
Income (loss) from investment operations:
Net investment income[2]	0.17		0.14	0.09	0.19	0.68[3]
Net realized and unrealized gain (loss)	(10.71)		7.44	1.74	(0.53)	2.69
Total from investment operations	(10.54)		7.58	1.83	(0.34)	3.37
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)		(0.04)	(0.14)	(0.56)	(0.05)
Distributions from net realized gain	(0.60)		(0.18)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.70)		(0.22)	(0.14)	(0.56)	(0.05)
Net asset value, end of period	$30.06		$41.30	$33.94	$32.25	$33.15

Total Return, at Net Asset Value[4]	(25.84)%		22.38%	5.67%	(0.89)%	11.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,679,026		$12,573,313	$12,371,560	$10,784,891	$10,802,874
Average net assets (in thousands)	$10,303,699		$13,256,077	$12,394,351	$10,327,349	$11,015,700
Ratios to average net assets:[5]
Net investment income	0.47%		0.36%	0.27%	0.61%	1.94%	[3]
Expenses excluding interest and fees from borrowings	1.31%		1.32%	1.36%	1.36%	1.30%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.31%		1.32%	1.36%	1.36%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%		1.31%	1.35%	1.36%	1.30%
Portfolio turnover rate	36%		26%	29%	20%	34%

24        OPPENHEIMER DEVELOPING MARKETS FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.31%
Year Ended August 29, 2014	1.33%
Year Ended August 30, 2013	1.37%
Year Ended August 31, 2012	1.36%
Year Ended August 31, 2011	1.30%

See accompanying Notes to Financial Statements.

25        OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended August 31, 2015		Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$40.11		$33.19	$31.68	$32.48	$29.43
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.11)		(0.16)	(0.22)	(0.09)	0.34[3]
Net realized and unrealized gain (loss)	(10.36)		7.26	1.73	(0.49)	2.71
Total from investment operations	(10.47)		7.10	1.51	(0.58)	3.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		0.00	0.00	(0.22)	0.00
Distributions from net realized gain	(0.60)		(0.18)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.60)		(0.18)	0.00	(0.22)	0.00
Net asset value, end of period	$29.04		$40.11	$33.19	$31.68	$32.48

Total Return, at Net Asset Value[4]	(26.40)%		21.44%	4.77%	(1.73)%	10.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,559		$153,828	$155,638	$179,874	$228,170
Average net assets (in thousands)	$120,812		$156,760	$177,608	$189,982	$259,240
Ratios to average net assets:[5]
Net investment income (loss)	(0.30)%		(0.43)%	(0.64)%	(0.28)%	0.98%	[3]
Expenses excluding interest and fees from borrowings	2.06%		2.09%	2.23%	2.24%	2.14%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	2.06%		2.09%	2.23%	2.24%	2.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%		2.08%	2.22%	2.22%	2.14%
Portfolio turnover rate	36%		26%	29%	20%	34%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	2.06%
Year Ended August 29, 2014	2.10%
Year Ended August 30, 2013	2.24%
Year Ended August 31, 2012	2.24%
Year Ended August 31, 2011	2.14%

See accompanying Notes to Financial Statements.

26        OPPENHEIMER DEVELOPING MARKETS FUND

Class C	Year Ended August 31, 2015		Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$39.17		$32.40	$30.87	$31.74	$28.72
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.10)		(0.13)	(0.15)	(0.02)	0.43[3]
Net realized and unrealized gain (loss)	(10.12)		7.08	1.68	(0.51)	2.59
Total from investment operations	(10.22)		6.95	1.53	(0.53)	3.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		0.00	0.00	(0.34)	0.00
Distributions from net realized gain	(0.60)		(0.18)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.60)		(0.18)	0.00	(0.34)	0.00
Net asset value, end of period	$28.35		$39.17	$32.40	$30.87	$31.74

Total Return, at Net Asset Value[4]	(26.39)%		21.50%	4.96%	(1.57)%	10.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,311,171		$2,190,364	$2,112,136	$2,024,406	$2,060,954
Average net assets (in thousands)	$1,785,113		$2,180,118	$2,231,136	$1,974,630	$2,014,543
Ratios to average net assets:[5]
Net investment income (loss)	(0.29)%		(0.37)%	(0.44)%	(0.08)%	1.30%	[3]
Expenses excluding interest and fees from borrowings	2.06%		2.04%	2.06%	2.05%	2.01%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	2.06%		2.04%	2.06%	2.05%	2.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%		2.03%	2.05%	2.05%	2.01%
Portfolio turnover rate	36%		26%	29%	20%	34%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.45 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	2.06%
Year Ended August 29, 2014	2.05%
Year Ended August 30, 2013	2.07%
Year Ended August 31, 2012	2.05%
Year Ended August 31, 2011	2.01%

See accompanying Notes to Financial Statements.

27        OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended August 31, 2015		Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Period Ended August 31, 2012[2]
Per Share Operating Data
Net asset value, beginning of period	$40.94		$33.65	$31.97	$28.91
Income (loss) from investment operations:
Net investment income[3]	0.34		0.33	0.30	0.30
Net realized and unrealized gain (loss)	(10.61)		7.35	1.68	2.76
Total from investment operations	(10.27)		7.68	1.98	3.06
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)		(0.21)	(0.30)	0.00
Distributions from net realized gain	(0.60)		(0.18)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.90)		(0.39)	(0.30)	0.00
Net asset value, end of period	$29.77		$40.94	$33.65	$31.97

Total Return, at Net Asset Value[4]	(25.50)%		22.95%	6.19%	10.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,201,064		$7,445,448	$2,353,100	$597,537
Average net assets (in thousands)	$6,961,648		$3,901,775	$1,440,608	$156,814
Ratios to average net assets:[5]
Net investment income	0.95%		0.87%	0.87%	1.46%
Expenses excluding interest and fees from borrowings	0.87%		0.86%	0.88%	0.88%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%
Total expenses[7]	0.87%		0.86%	0.88%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%		0.85%	0.87%	0.88%
Portfolio turnover rate	36%		26%	29%	20%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	0.87%
Year Ended August 29, 2014	0.87%
Year Ended August 30, 2013	0.89%
Period Ended August 31, 2012	0.88%

See accompanying Notes to Financial Statements.

28        OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

Class R	Year Ended August 31, 2015		Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$39.74		$32.72	$31.11	$32.00	$28.87
Income (loss) from investment operations:
Net investment income (loss)[2]	0.08		0.04	(0.03)	0.09	0.55[3]
Net realized and unrealized gain (loss)	(10.30)		7.16	1.69	(0.52)	2.58
Total from investment operations	(10.22)		7.20	1.66	(0.43)	3.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)		0.00	(0.05)	(0.46)	0.00
Distributions from net realized gain	(0.60)		(0.18)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.64)		(0.18)	(0.05)	(0.46)	0.00
Net asset value, end of period	$28.88		$39.74	$32.72	$31.11	$32.00

Total Return, at Net Asset Value[4]	(26.03)%		22.05%	5.33%	(1.24)%	10.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$657,581		$972,479	$856,074	$753,301	$595,681
Average net assets (in thousands)	$832,613		$922,384	$869,931	$648,741	$571,562
Ratios to average net assets:[5]
Net investment income (loss)	0.23%		0.10%	(0.09)%	0.31%	1.63%	[3]
Expenses excluding interest and fees from borrowings	1.56%		1.64%	1.84%	1.87%	1.77%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.56%		1.64%	1.84%	1.87%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%		1.58%	1.70%	1.70%	1.70%
Portfolio turnover rate	36%		26%	29%	20%	34%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.56%
Year Ended August 29, 2014	1.65%
Year Ended August 30, 2013	1.85%
Year Ended August 31, 2012	1.87%
Year Ended August 31, 2011	1.77%

See accompanying Notes to Financial Statements.

29        OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended August 31, 2015	Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$40.88	$33.62	$31.94	$32.85	$29.55
Income (loss) from investment operations:
Net investment income[2]	0.26	0.25	0.22	0.31	0.84[3]
Net realized and unrealized gain (loss)	(10.59)	7.35	1.71	(0.54)	2.60
Total from investment operations	(10.33)	7.60	1.93	(0.23)	3.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.16)	(0.25)	(0.68)	(0.14)
Distributions from net realized gain	(0.60)	(0.18)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.82)	(0.34)	(0.25)	(0.68)	(0.14)
Net asset value, end of period	$29.73	$40.88	$33.62	$31.94	$32.85

Total Return, at Net Asset Value[4]	(25.66)%	22.72%	6.04%	(0.55)%	11.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,358,492	$21,476,284	$15,733,385	$11,222,422	$8,479,943
Average net assets (in thousands)	$19,567,341	$19,215,510	$14,400,407	$9,679,262	$7,355,168
Ratios to average net assets:[5]
Net investment income	0.74%	0.67%	0.64%	0.99%	2.42%[3]
Expenses excluding interest and fees from borrowings	1.06%	1.04%	1.02%	1.03%	1.00%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.06%	1.04%	1.02%	1.03%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.03%	1.01%	1.03%	1.00%
Portfolio turnover rate	36%	26%	29%	20%	34%

30        OPPENHEIMER DEVELOPING MARKETS FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.06%
Year Ended August 29, 2014	1.05%
Year Ended August 30, 2013	1.03%
Year Ended August 31, 2012	1.03%
Year Ended August 31, 2011	1.00%

See accompanying Notes to Financial Statements.

31        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2015

1. Organization

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

32        OPPENHEIMER DEVELOPING MARKETS FUND

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption

33        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2],3,4	Tax Purposes
$198,474,489	$—	$1,857,276,005	$401,663,191

1. At period end, the Fund had $3,478,061 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$3,478,061

34        OPPENHEIMER DEVELOPING MARKETS FUND

2. Significant Accounting Policies (Continued)

Of these losses, $3,478,061 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,478,061 per year.

2. At period end, the Fund had $1,853,797,944 of post-October losses available to offset future realized capital gains, if any.

3. During the reporting period, the Fund utilized $3,478,061 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the previous reporting period, the Fund utilized $409,749,064 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated Net
Reduction	Net Investment	Realized Gain
to Paid-in Capital	Income	on Investments
$12,401,869	$22,641,601	$35,043,470

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
Distributions paid from:
Ordinary income	$207,972,168	$110,500,992
Long-term capital gain	660,485,453	184,267,742

Total	$868,457,621	$294,768,734

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

35        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$30,869,815,259
Federal tax cost of other investments	42,174,228

Total federal tax cost	$30,911,989,487

Gross unrealized appreciation	$6,868,313,377
Gross unrealized depreciation	(6,466,650,186)

Net unrealized appreciation	$401,663,191

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued

36        OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

37        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,895,401,829	$3,558,622,526	$—	$6,454,024,355
Consumer Staples	—	3,471,057,183	—	3,471,057,183
Energy	141,701,808	832,193,695	—	973,895,503

38        OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Common Stocks (Continued)
Financials	$811,553,875	$6,384,527,199	$—	$7,196,081,074
Health Care	98,344,640	1,781,527,583	—	1,879,872,223
Industrials	345,379,455	1,393,140,671	—	1,738,520,126
Information Technology	1,936,126,985	3,501,845,567	—	5,437,972,552
Materials	69,934,894	970,524,648	—	1,040,459,542
Telecommunication Services	256,830,417	308,427,104	—	565,257,521
Preferred Stocks	25,383,417	847,340,674	—	872,724,091
Rights, Warrants and Certificates	5,174,021	—	—	5,174,021
Investment Companies	1,432,448,652	225,428,015	—	1,657,876,667
Total Assets	$8,018,279,993	$23,274,634,865	$—	$31,292,914,858

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$(199,752,887)	$199,752,887
Financials	(217,367,123)	217,367,123
Industrials	(390,904,291)	390,904,291

Total Assets	$(808,024,301)	$808,024,301

* Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

39        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in OFI Global China Fund, LLC. In seeking exposure to class A-shares of Chinese companies (“China A-Shares”), the Fund invests in OFI Global China Fund, LLC, a private investment vehicle organized under the laws of Delaware that intends to invest significantly in China A-Shares. The China A-Shares market is an active Chinese market that includes a large number of Chinese equities as well as smaller or emerging Chinese companies that may not list elsewhere. The Fund’s investment in the China Fund may vary based on the portfolio manager’s use of different types of investments that provide exposure to Chinese securities. Since the Fund may invest a portion of its assets in the China Fund, it may be considered to be investing indirectly in those investments through the China Fund. When applicable, the Fund’s investment in China Fund is included in the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

40        OPPENHEIMER DEVELOPING MARKETS FUND

5. Shares of Beneficial Interest (Continued)

	Year Ended August 31, 2015		Year Ended August 29, 2014[1]
	Shares	Amount	Shares	Amount
Class A
Sold	51,265,704	$1,855,694,923	78,851,763	$2,976,947,629
Dividends and/or distributions reinvested	5,208,317	192,343,161	1,975,137	74,126,914
Redeemed	(105,471,891)	(3,804,812,632)	(140,896,421)	(5,367,436,699)

Net decrease	(48,997,870)	$(1,756,774,548)	(60,069,521)	$(2,316,362,156)

Class B
Sold	13,454	$475,705	33,843	$1,262,783
Dividends and/or distributions reinvested	55,043	1,974,393	20,008	733,279
Redeemed	(1,026,477)	(35,657,250)	(908,160)	(33,213,453)

Net decrease	(957,980)	$(33,207,152)	(854,309)	$(31,217,391)

Class C
Sold	1,618,899	$55,973,775	2,427,892	$87,119,116
Dividends and/or distributions reinvested	771,135	26,997,457	259,864	9,297,917
Redeemed	(12,061,874)	(406,475,892)	(11,960,234)	(426,571,322)

Net decrease	(9,671,840)	$(323,504,660)	(9,272,478)	$(330,154,289)

Class I
Sold	82,442,116	$2,914,725,238	130,367,093	$5,004,754,183
Dividends and/or distributions reinvested	2,854,415	104,043,416	708,271	26,255,621
Redeemed	(58,833,041)	(2,058,495,294)	(19,143,084)	(715,189,663)

Net increase	26,463,490	$960,273,360	111,932,280	$4,315,820,141

Class R2
Sold	4,049,077	$140,905,542	4,571,775	$166,468,515
Dividends and/or distributions reinvested	408,656	14,523,617	119,319	4,315,755
Redeemed	(6,162,475)	(213,124,984)	(6,383,232)	(232,417,937)

Net decrease	(1,704,742)	$(57,695,825)	(1,692,138)	$(61,633,667)

Class Y
Sold	174,241,063	$6,244,724,424	252,495,843	$9,499,043,308
Dividends and/or distributions reinvested	10,362,239	377,703,609	3,385,595	125,503,992
Redeemed	(193,277,554)	(6,699,424,073)	(198,538,741)	(7,522,934,562)

Net increase (decrease)	(8,674,252)	$(76,996,040)	57,342,697	$2,101,612,738

1. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

41        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$13,401,629,345	$13,894,742,644

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Next $20 billion	0.75
Next $15 billion	0.74
Over $45 billion	0.73

The Fund’s effective management fee for the reporting period was 0.77% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to

42        OPPENHEIMER DEVELOPING MARKETS FUND

7. Fees and Other Transactions with Affiliates (Continued)

each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	70,244
Accumulated Liability as of August 31, 2015	556,680

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B

43        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Sales Charges	Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
August 31, 2015	$240,849	$21,946	$213,513	$26,042	$9,740

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,904,584 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the period.

Securities Lending. The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees, or interest on cash or securities received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount of at least 102% of the market value of the loaned U.S. securities, and at least 105% of the market value of loaned foreign securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends

44        OPPENHEIMER DEVELOPING MARKETS FUND

8. Borrowings and Other Financing (Continued)

paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the change in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. At period end, the Fund had no securities on loan.

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

45        OPPENHEIMER DEVELOPING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Developing Markets Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Developing Markets Fund, including the statement of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 12, 2015

46        OPPENHEIMER DEVELOPING MARKETS FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

    Capital gain distributions of $0.59765 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 5, 2014. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 1.16% to arrive at the amount eligible for the corporate dividend-received deduction.

    A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $369,318,392 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $827,767 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $47,031,105 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

    Gross income of the maximum amount allowable but not less than $317,773,053 was derived from sources within foreign countries or possessions of the United States.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

47        OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

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TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

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Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010- 2011); Managing Director and Chief Operating Officer of Morgan Stanley

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004- 2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994- January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984- November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub- Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

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William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014 -December 2014 and December 2009- December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009- December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004- January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non- Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013- May 2013); Chief Investment Officer of the Sub-Adviser (October 2010- December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur P. Steinmetz, Continued	2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993- September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Leverenz, Gabinet, Mss. Nasta and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Justin Leverenz, Vice President (since 2007) Year of Birth: 1968	Director of Emerging Markets Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since November 2009). Vice President of the Sub-Adviser (July 2004-October 2009). Head of Research in Taiwan and Director of Pan-Asian Technology Research for Goldman Sachs (2002-2004); Analyst and Head of Equity Research in Taiwan for Barclays de Zoete Wedd (now Credit Suisse) (1993-1995) and (1997-2000), respectively. Portfolio manager at Martin Currie Investment Management (1995-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley

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Mary Ann Picciotto, Continued	Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub- Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER DEVELOPING MARKETS FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

57        OPPENHEIMER DEVELOPING MARKETS FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0785.001.0815 October 22, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $42,000 in fiscal 2015 and $41,300 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $815,922 in fiscal 2015 and $476,156 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $69,320 in fiscal 2015 and $47,150 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $595,129 in fiscal 2015 and $336,709 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,480,371 in fiscal 2015 and $860,015 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	10/12/2015